THE FIRST TRUST (REGISTERED TRADEMARK) OF
                INSURED MUNICIPAL BONDS, SERIES 106

        Supplement to the Prospectus dated September 30, 1995

The Trust contains $2,000,000.00 principal amount of Medical Clinic Board of the City of Gadsden-East (Baptist Hospital of Gadsden, Inc. Project) Series 1983 Bonds (the "Bonds"). The Bonds were defeased on December 31, 1985 pursuant to an escrow agreement in connection with the issuance of $16,730,000 Hospital Revenue Refunding Bonds (Baptist Hospital of Gadsden, Inc. Project) Series 1985. The Trustee of the Trust, as registered holder of the Bonds, was notified of the defeasance of the Bonds subsequent to the closing of the 1985 Bond transaction. The notification stated that there had been deposited with the Trustee under the Escrow Agreement sufficient funds necessary for payment, at maturity, of the principal and interest maturing with respect to the Bonds. Accordingly, since such notification the Bonds have been priced as bonds which are escrowed to their maturity date of July 1, 2013.

On June 8, 1995, AmSouth Bank of Alabama ("AmSouth"), as trustee under the Escrow Agreement, filed in the Circuit Court of Jefferson County, Alabama, its Complaint for Declaratory Judgement and Petition for Instructions, seeking the court to instruct, adjudge and declare (a) whether AmSouth may enter into an amendment to the Escrow Agreement that provides for redemption of Bonds on July 1, 1997 and redeem the Bonds on that date, and (b) if AmSouth may not enter into the amendment to the Escrow Agreement and redeem the Bonds on July 1, 1997, who must deposit sums in escrow sufficient to pay the Bonds to maturity. The complaint alleges that sufficient funds were not escrowed in 1985 at the time of the defeasance of the Bonds to fund the payment of principal of and interest on the Bonds until maturity. Subsequent to the filing of the initial complaint, certain parties involved in the 1985 defeasance transaction were added to the lawsuit as third party defendants.

The Trustee of the Trust is contesting AmSouth's request to redeem the Bonds on July 1, 1997 and has requested that the court declare who among the parties to the 1985 defeasance transaction must deposit sums in escrow sufficient to defease the Bonds to maturity. The Sponsor and the Trustee are unable to predict the outcome of the lawsuit. However, should AmSouth prevail and be permitted to redeem the Bonds on July 1, 1997, the Bonds, and therefore Units of the Trust, would have a value significantly less than their current evaluation by the Evaluator.

March 14, 1996